OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  August 31, 2013
                                                 Estimated average burden
                                                 hours per response.....18.9



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-01835

                            Pioneer Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2012 through March 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                      Pioneer Value Fund*

--------------------------------------------------------------------------------
                      Semiannual Report | March 31, 2013
--------------------------------------------------------------------------------

                      Ticker Symbols:

                      Class A   PIOTX
                      Class B   PBOTX
                      Class C   PCOTX
                      Class Y   PVFYX

* A reorganization of Pioneer Research Fund with Pioneer Value Fund is expected to be completed in June 2013. The combined fund will be named Pioneer Core Equity Fund. Please see the note on pages 7 and 8 for more details.

                      [LOGO] PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         21

Notes to Financial Statements                                                29

Approval of Current Management Agreement                                     37

Approval of Amended and Restated Management Agreement                        41

Trustees, Officers and Service Providers                                     46

                              Pioneer Value Fund | Semiannual Report | 3/31/13 1

President's Letter

Dear Shareowner,

Pioneer continues to see only modest economic growth in the U.S. Employment continues to rise, albeit slowly, and we believe it will continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather cooperates in 2013, food prices should come back down. And, while corporate profit growth has slowed, profits remain high and many U.S. companies continue to both pay and increase dividends*. Offsetting some of these positives are the continued contraction of fiscal policy in Washington and a recessionary Europe.

The Federal Reserve's aggressive monetary policy has driven Treasury yields to generational lows and supported investments in all financial assets, including equities and high-yield corporate bonds. For example, the Standard & Poor's 500 Index (the S&P 500), a broad measure of the U.S. stock market, returned 15.99% for the full calendar year ended December 31, 2012, and the Bank of America Merrill Lynch High Yield Master II Index (the High Yield Index), which measures the performance of high-yield corporate bonds, returned 15.59% for the same 12-month period. On the other hand, the Barclays Aggregate Bond Index (the Aggregate Index), which tracks the performance of a higher-quality bond universe, gained 4.22% for the 12 months ended December 31, 2012; the safer-still Barclays Government Credit Index (the Government/Credit Index) returned 4.82%; and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.09% in 2012. "Risky" assets outperformed again in the first quarter of 2013, as the S&P 500 returned 10.60% and the High Yield Index returned 2.89%. In contrast, the Aggregate Index returned -0.12% in the first quarter, the Government Credit Index returned -0.16%, and Treasury bills returned 0.02%.

Despite generally improving economic conditions and a rising stock market, global economies and investors still face daunting challenges as 2013 moves forward, although we remain cautiously optimistic. U.S. fiscal policy remains unsettled, and we feel the U.S. government could be at risk of credit rating downgrades from one or more of the major ratings agencies if the uncertainties persist. The Federal Reserve continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress, but has not yet resolved its sovereign-debt/banking problem, nor has the region been able to exit recession. Japan recently has unveiled aggressive and unconventional monetary and fiscal policies, but the country

*   Dividends are not guaranteed.

2 Pioneer Value Fund | Semiannual Report | 3/31/13 continues to face issues such as high levels of debt as well as an aging population. China and other emerging economies, while generally in better shape than most "developed" markets, also face a range of challenges.

While most of the risks outlined here are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                              Pioneer Value Fund | Semiannual Report | 3/31/13 3

Portfolio Management Discussion | 3/31/13

In the following interview, John Peckham, CFA, co-head of equity research, U.S., and portfolio manager at Pioneer, and Edward T. "Ned" Shadek, Jr., senior vice president and portfolio manager at Pioneer, discuss the market environment for stocks during the six months ended March 31, 2013, and the performance of Pioneer Value Fund in that environment. Mr. Peckham and Mr. Shadek are responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the six months ended March 31, 2013?

A Pioneer Value Fund's Class A shares returned 9.17% at net asset value during the six months ended March 31, 2013, while the Fund's benchmark, the Russell 1000 Value Index (the Russell Index), returned 14.02%. During the same period, the average return of the 473 mutual funds in Lipper's Large Cap Value Funds category was 12.67%.

Q How would you characterize the investment environment for equities during the six months ended March 31, 2013?

A The six-month period had its ups and downs, but, ultimately, we saw new economic data that suggested persistent, positive, albeit slow economic growth, with little evidence to suggest increasing inflationary pressures. Corporate earnings in the fourth quarter of 2012 were encouraging and mostly surpassed market expectations, marking a notable improvement from the earnings reported in the previous quarter. The U.S. housing market and the employment situation, in particular, seemed to be showing signs of improvement, a welcome change after several years during which those key areas of the economy were causes for concern. Those factors allowed the U.S. Federal Reserve Board (the Fed) to keep its accommodative, low-interest-rate policies in place. Equity investors, in turn, took encouragement from the positive developments and the stock market fared well during the six-month period.

Q The Fund's performance lagged that of its benchmark, the Russell Index, during the six months ended March 31, 2013. What types of investment decisions or individual holdings detracted the most from benchmark-relative performance during the period?

A Stock selection, particularly in the information technology and financials sectors, detracted the most from the Fund's benchmark-relative performance during the six-month period.

4 Pioneer Value Fund | Semiannual Report | 3/31/13

    In information technology, the Fund's holding in Microsoft was the biggest detractor from benchmark-relative performance during the period.
    Microsoft's performance continued to be affected by weak demand for personal computers and also took a hit when the company's Windows 8 rollout failed to meet expectations. The company has what many investors view as an unacceptable capital return policy; that is, Microsoft could pay out a much larger dividend and conduct more share buybacks, but management has chosen not to do so. The stock remains statistically cheap, but at this point it seems that the market is not that enamored with Microsoft's valuation given the drawbacks plaguing the company at present. Due to the factors mentioned here, we've reduced the Fund's Microsoft position.

    In financials, the Fund's holding in Capital One Financial was a large performance detractor during the period. Capital One made two large acquisitions last year that we believed would be accretive to earnings, but one deal has not worked out as expected, and the company has reduced earnings expectations for 2013.

    Three other stocks in the portfolio that were large drags on benchmark-relative performance during the period were Freeport McMoRan Copper & Gold (materials), Occidental Petroleum (energy), and Vodafone (telecom services). Freeport's stock declined during the period due to a questionable acquisition that expands the company's operations into the oil and gas markets, where investors fear it may not have the expertise required to prosper. In addition, weak copper prices and high inventories as well as the potential for higher copper production levels hurt Freeport's performance. Due to those concerns, particularly in regard to the potential glut of copper in the market, we sold the Fund's position. Occidental Petroleum struggled with production growth during the period, and the company also has had some internal management conflicts that have worried investors. With that said, we believe there's opportunity for Occidental to conduct a material restructuring that would have the potential to unlock value down the road, and so we maintained the Fund's position. As for Vodafone, the company was hurt by a weak wireless market during 2012, which affected its overall performance during the six-month period. Vodafone's stock has since recovered, however, on speculation that Verizon Wireless might buy out Vodafone's stake in the company. We still hold the Vodafone position in the portfolio.

                              Pioneer Value Fund | Semiannual Report | 3/31/13 5

Q What types of investment strategies or individual investments aided the Fund's returns during the six months ended March 31, 2013?

A Sector allocation decisions contributed to the Fund's benchmark-relative performance during the six-month period. Avoiding the utilities sector and being overweight to information technology were the biggest contributors to relative performance from an asset allocation perspective. Stock selection in industrials and energy also contributed to benchmark-relative returns during the period.

    In energy, the Fund's shares of oil services firm Halliburton benefited from an improving global oil services market as well as improved international oil pricing. Speculation that the U.S. oil services market is set to rebound from depressed levels also fueled Halliburton's performance during the period. In industrials, the Fund's position in Honeywell was a key contributor to relative returns. Honeywell is an example of a company whose management seems to be doing everything right. Honeywell's stock is cheap and the company is exposed to all the right end-markets, including aerospace, housing, and energy efficiency.

    Despite the Fund's struggles in financials during the period, a holding in Citigroup made a strong contribution to benchmark-relative performance during the six-month period. Citigroup's performance has been improving, and we believe the company's new CEO, who is an experienced commercial banker, can restore Citi's earnings power through cost cutting and other measures. Also in financials, the Fund's position in insurance firm Travelers aided benchmark-relative performance during the period, as the company benefited from improving property and casualty insurance pricing.

    In health care, the Fund's stock picks also underperformed the Russell Index overall, but a holding in Amgen, a large biotech firm, still made a strong contribution to relative returns. Amgen benefited from improved positioning in the dialysis drug market when its main competitor essentially dropped out of the dialysis drug business. Increased investor enthusiasm for Amgen's drug pipeline also boosted the company's performance.

Q   How have you positioned the Fund as of March 31, 2013?

A As of period-end, health care was the most overweight sector in the Fund relative to the Russell Index. Big pharmaceutical companies (Pfizer, Johnson & Johnson) are one of our preferences within health care. The "patent cliffs" that had been plaguing many big pharmaceutical firms have now largely passed into history, and valuations have continued to be attractive. We've also been adding some medical-device companies, such as Covidien, to the

6 Pioneer Value Fund | Semiannual Report | 3/31/13 portfolio as well as managed-care companies (such as United Health). Biotech firms, like the aforementioned Amgen, also are a portfolio theme within health care.

    The Fund was overweight to information technology during the period, but we had trimmed some of the overweight by March 31, 2013, reducing the Fund's positions in Microsoft and Oracle as some of the earnings data came in throughout the six-month period. We also reduced the Fund's materials sector holdings by two-thirds during the six-month period because of an uncertain global growth outlook and high commodity inventories. The sale of Freeport McMoRan, previously discussed, is one example of the trimming we did to the Fund's holdings in the materials sector.

    The Fund underperformed the Russell Index in both consumer sectors during the six-month period, and so we repositioned the portfolio into some different holdings within the sectors. For example, in consumer discretionary we added media company Time Warner, while in consumer staples we added Coca-Cola Enterprises.

    Utilities remained the Fund's biggest sector underweight relative to the Russell Index as of March 31, 2013.

Q   What is your investment outlook?

A We are relatively positive about the outlook for equities, as the U.S. economy appears to have entered a stage of modest growth accompanied by minimal inflationary pressures. Stocks continue to appear reasonably priced, especially relative to other asset classes that investors may consider. Corporations in general have been improving their free cash flows, which should enable many to engage in shareholder-friendly actions, such as stock buybacks or dividend increases*.

    At the same time, some potential problems continue to pose a threat to the markets, including the ongoing and contentious debates over U.S. fiscal policy, the potential for slowing economic growth in China, and concerns about another flare-up of the sovereign-debt crisis in Europe.

    Note to Shareholders: The Board of Trustees of the Pioneer Funds has approved the reorganization of Pioneer Research Fund with Pioneer Value Fund. The combined fund will have the same investment strategies and policies as, and be managed by the management team of, Pioneer Research Fund (led by Paul Cloonan, Pioneer's Co-Head of Equity Research, U.S.). It is anticipated that the performance history of the combined fund will be that of Pioneer Research Fund. The combined fund will be named Pioneer Core Equity Fund.

*   Dividends are not guaranteed.

                              Pioneer Value Fund | Semiannual Report | 3/31/13 7

    In connection with the reorganization, shareholders of Pioneer Value Fund have approved a new management fee equal to 0.50% of the Fund's average daily net assets, and a new investment objective of long-term capital growth for the Fund. These changes will be effective at the time of the reorganization. The reorganization is expected to be completed in June 2013.

Please refer to the Schedule of Investments on pages 17-20 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Value Fund | Semiannual Report | 3/31/13

Portfolio Summary | 3/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         94.0%
International Common Stocks                                                 4.9%
Depository Receipts for International Stocks                                1.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 25.7%
Health Care                                                                20.1%
Energy                                                                     15.7%
Industrials                                                                10.5%
Consumer Discretionary                                                      8.5%
Consumer Staples                                                            7.7%
Information Technology                                                      7.2%
Telecommunication Services                                                  3.1%
Materials                                                                   1.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

  1.  Pfizer, Inc.                                                         5.02%
--------------------------------------------------------------------------------
  2.  Chevron Corp.                                                        4.69
--------------------------------------------------------------------------------
  3.  Marathon Oil Corp.                                                   4.22
--------------------------------------------------------------------------------
  4.  Johnson & Johnson Co.                                                3.94
--------------------------------------------------------------------------------
  5.  Merck & Co., Inc.                                                    3.75
--------------------------------------------------------------------------------
  6.  General Electric Co.                                                 3.52
--------------------------------------------------------------------------------
  7.  Citigroup, Inc.                                                      3.43
--------------------------------------------------------------------------------
  8.  Wells Fargo & Co.                                                    3.13
--------------------------------------------------------------------------------
  9.  JPMorgan Chase & Co.                                                 3.09
--------------------------------------------------------------------------------
 10.  The Goldman Sachs Group, Inc.                                        2.85
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                              Pioneer Value Fund | Semiannual Report | 3/31/13 9

Prices and Distributions | 3/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       3/31/13                      9/30/12
--------------------------------------------------------------------------------
           A                         $13.14                       $12.15
--------------------------------------------------------------------------------
           B                         $11.99                       $11.07
--------------------------------------------------------------------------------
           C                         $11.89                       $10.99
--------------------------------------------------------------------------------
           Y                         $13.27                       $12.27
--------------------------------------------------------------------------------

Distributions per Share: 10/1/12-3/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term               Long-Term
         Class         Dividends         Capital Gains            Capital Gains
--------------------------------------------------------------------------------
           A            $0.1116              $  --                    $  --
--------------------------------------------------------------------------------
           B            $    --              $  --                    $  --
--------------------------------------------------------------------------------
           C            $0.0467              $  --                    $  --
--------------------------------------------------------------------------------
           Y            $0.1315              $  --                    $  --
--------------------------------------------------------------------------------

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.
It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer Value Fund | Semiannual Report | 3/31/13

Performance Update | 3/31/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                            Net Asset                Public Offering
Period                      Value (NAV)              Price (POP)
--------------------------------------------------------------------------------
10 Years                     5.57%                   4.94%
5 Years                      1.80                    0.60
1 Year                      11.89                    5.44
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.99%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Value Fund       Russell 1000 Value Index
3/31/2003                   $   9,425                $  10,000
3/31/2004                   $  12,975                $  14,082
3/31/2005                   $  14,223                $  15,936
3/31/2006                   $  15,562                $  18,057
3/31/2007                   $  17,404                $  21,096
3/31/2008                   $  14,820                $  18,988
3/31/2009                   $   9,123                $  10,934
3/31/2010                   $  13,070                $  16,789
3/31/2011                   $  14,413                $  19,333
3/31/2012                   $  14,480                $  20,259
3/31/2013                   $  16,201                $  24,061

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                             Pioneer Value Fund | Semiannual Report | 3/31/13 11

Performance Update | 3/31/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
10 Years                     4.21%                   4.21%
5 Years                      0.28                    0.28
1 Year                      10.10                    6.10
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
2.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Value Fund       Russell 1000 Value Index
3/31/2003                   $  10,000                $  10,000
3/31/2004                   $  13,578                $  14,082
3/31/2005                   $  14,761                $  15,936
3/31/2006                   $  15,983                $  18,057
3/31/2007                   $  17,679                $  21,096
3/31/2008                   $  14,892                $  18,988
3/31/2009                   $   9,044                $  10,934
3/31/2010                   $  12,770                $  16,789
3/31/2011                   $  13,891                $  19,333
3/31/2012                   $  13,715                $  20,259
3/31/2013                   $  15,100                $  24,061

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Value Fund | Semiannual Report | 3/31/13

Performance Update | 3/31/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
10 Years                     4.43%                    4.43%
5 Years                      0.67                     0.67
1 Year                      10.69                    10.69
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
2.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Value Fund       Russell 1000 Value Index
3/31/2003                   $  10,000                $  10,000
3/31/2004                   $  13,619                $  14,082
3/31/2005                   $  14,765                $  15,936
3/31/2006                   $  15,988                $  18,057
3/31/2007                   $  17,681                $  21,096
3/31/2008                   $  14,912                $  18,988
3/31/2009                   $   9,090                $  10,934
3/31/2010                   $  12,868                $  16,789
3/31/2011                   $  14,023                $  19,333
3/31/2012                   $  13,931                $  20,259
3/31/2013                   $  15,421                $  24,061

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                             Pioneer Value Fund | Semiannual Report | 3/31/13 13

Performance Update | 3/31/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
10 Years                     5.95%                    5.95%
5 Years                      2.22                     2.22
1 Year                      12.33                    12.33
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.61%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                            Pioneer Value Fund       Russell 1000 Value Index
3/31/2003                   $  5,000,000             $   5,000,000
3/31/2004                   $  6,884,277             $   7,041,014
3/31/2005                   $  7,573,379             $   7,968,135
3/31/2006                   $  8,323,994             $   9,028,437
3/31/2007                   $  9,343,098             $  10,547,958
3/31/2008                   $  7,988,431             $   9,493,766
3/31/2009                   $  4,938,938             $   5,466,825
3/31/2010                   $  7,114,198             $   8,394,588
3/31/2011                   $  7,868,483             $   9,666,575
3/31/2012                   $  7,935,134             $  10,129,503
3/31/2013                   $  8,913,659             $  12,030,381

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Y shares on August 11, 2004, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available to limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Value Fund | Semiannual Report | 3/31/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Value Fund

Based on actual returns from October 1, 2012, through March 31, 2013.

--------------------------------------------------------------------------------
 Share Class                           A           B           C           Y
--------------------------------------------------------------------------------
 Beginning Account                 $1,000.00   $1,000.00   $1,000.00   $1,000.00
 Value on 10/1/12
--------------------------------------------------------------------------------
 Ending Account                    $1,091.70   $1,083.10   $1,086.60   $1,093.40
 Value (after expenses)
 on 3/13/13
--------------------------------------------------------------------------------
 Expenses Paid                         $4.95      $12.88      $10.20       $3.18
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.95%, 2.48%, 1.96%, and 0.61% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                             Pioneer Value Fund | Semiannual Report | 3/31/13 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2012, through March 31, 2013.

--------------------------------------------------------------------------------
 Share Class                           A           B           C           Y
--------------------------------------------------------------------------------
 Beginning Account                 $1,000.00   $1,000.00   $1,000.00   $1,000.00
 Value on 10/1/12
--------------------------------------------------------------------------------
 Ending Account                    $1,020.19   $1,012.57   $1,015.16   $1,021.89
 Value (after expenses)
 on 3/31/13
--------------------------------------------------------------------------------
 Expenses Paid                         $4.78      $12.44       $9.85       $3.07
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.95%, 2.48%, 1.96%, and 0.61% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16 Pioneer Value Fund | Semiannual Report | 3/31/13

Schedule of Investments | 3/31/13 (unaudited)

--------------------------------------------------------------------------------------
 Shares                                                                 Value
--------------------------------------------------------------------------------------
              COMMON STOCKS -- 99.5%
              ENERGY -- 15.7%
              Oil & Gas Equipment & Services -- 4.2%
    678,300   Halliburton Co.                                           $   27,410,103
    408,300   Schlumberger, Ltd.                                            30,577,587
                                                                        --------------
                                                                        $   57,987,690
--------------------------------------------------------------------------------------
              Integrated Oil & Gas -- 7.3%
    550,200   Chevron Corp.                                             $   65,374,764
    476,600   Occidental Petroleum Corp.                                    37,351,142
                                                                        --------------
                                                                        $  102,725,906
--------------------------------------------------------------------------------------
              Oil & Gas Exploration & Production -- 4.2%
  1,743,700   Marathon Oil Corp.                                        $   58,797,564
                                                                        --------------
              Total Energy                                              $  219,511,160
--------------------------------------------------------------------------------------
              MATERIALS -- 1.1%
              Fertilizers & Agricultural Chemicals -- 1.1%
    247,100   The Mosaic Co.                                            $   14,729,631
                                                                        --------------
              Total Materials                                           $   14,729,631
--------------------------------------------------------------------------------------
              CAPITAL GOODS -- 8.4%
              Aerospace & Defense -- 4.9%
    477,400   Honeywell International, Inc.                             $   35,972,090
    342,700   United Technologies Corp.                                     32,018,461
                                                                        --------------
                                                                        $   67,990,551
--------------------------------------------------------------------------------------
              Industrial Conglomerates -- 3.5%
  2,120,800   General Electric Co.                                      $   49,032,896
                                                                        --------------
              Total Capital Goods                                       $  117,023,447
--------------------------------------------------------------------------------------
              TRANSPORTATION -- 2.2%
              Railroads -- 2.2%
  1,228,600   CSX Corp.                                                 $   30,260,418
                                                                        --------------
              Total Transportation                                      $   30,260,418
--------------------------------------------------------------------------------------
              MEDIA -- 7.0%
              Cable & Satellite -- 2.2%
    714,800   Comcast Corp.                                             $   30,028,748
--------------------------------------------------------------------------------------
              Movies & Entertainment -- 4.8%
    649,800   The Walt Disney Co.                                       $   36,908,640
    527,600   Time Warner, Inc.                                             30,400,312
                                                                        --------------
                                                                        $   67,308,952
                                                                        --------------
              Total Media                                               $   97,337,700
--------------------------------------------------------------------------------------
              RETAILING -- 1.5%
              Department Stores -- 1.5%
    504,800   Macy's, Inc.                                              $   21,120,832
                                                                        --------------
              Total Retailing                                           $   21,120,832
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Value Fund | Semiannual Report | 3/31/13 17

--------------------------------------------------------------------------------------
 Shares                                                                 Value
--------------------------------------------------------------------------------------
              FOOD & STAPLES RETAILING -- 3.5%
              Drug Retail -- 1.4%
    352,700   CVS Caremark Corp.                                        $   19,394,973
--------------------------------------------------------------------------------------
              Hypermarkets & Super Centers -- 2.1%
    401,900   Wal-Mart Stores, Inc.                                     $   30,074,177
                                                                        --------------
              Total Food & Staples Retailing                            $   49,469,150
--------------------------------------------------------------------------------------
              FOOD, BEVERAGE & TOBACCO -- 4.2%
              Soft Drinks -- 1.2%
    432,800   Coca-Cola Enterprises, Inc.                               $   15,978,976
--------------------------------------------------------------------------------------
              Tobacco -- 3.0%
    613,300   Altria Group, Inc.                                        $   21,091,387
    230,100   Philip Morris International, Inc.                             21,332,571
                                                                        --------------
                                                                        $   42,423,958
                                                                        --------------
              Total Food, Beverage & Tobacco                            $   58,402,934
--------------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT & SERVICES -- 4.7%
              Health Care Equipment -- 2.6%
    535,700   Covidien Plc                                              $   36,341,888
--------------------------------------------------------------------------------------
              Managed Health Care -- 2.1%
    518,600   UnitedHealth Group, Inc.                                  $   29,669,106
                                                                        --------------
              Total Health Care Equipment & Services                    $   66,010,994
--------------------------------------------------------------------------------------
              PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 15.3%
              Biotechnology -- 2.7%
    368,400   Amgen, Inc.                                               $   37,764,684
--------------------------------------------------------------------------------------
              Pharmaceuticals -- 12.6%
    673,600   Johnson & Johnson Co.                                     $   54,918,608
  1,181,200   Merck & Co., Inc.                                             52,244,476
  2,422,500   Pfizer, Inc.                                                  69,913,350
                                                                        --------------
                                                                        $  177,076,434
                                                                        --------------
              Total Pharmaceuticals, Biotechnology & Life Sciences      $  214,841,118
--------------------------------------------------------------------------------------
              BANKS -- 6.9%
              Diversified Banks -- 3.1%
  1,181,700   Wells Fargo & Co.                                         $   43,711,083
--------------------------------------------------------------------------------------
              Regional Banks -- 3.8%
    581,800   PNC Financial Services Group, Inc.                        $   38,689,700
  1,786,800   Regions Financial Corp.                                       14,633,892
                                                                        --------------
                                                                        $   53,323,592
                                                                        --------------
              Total Banks                                               $   97,034,675
--------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIALS -- 11.5%
              Other Diversified Financial Services -- 6.5%
  1,081,800   Citigroup, Inc.                                           $   47,858,832
    908,300   JPMorgan Chase & Co.                                          43,107,918
                                                                        --------------
                                                                        $   90,966,750
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Value Fund | Semiannual Report | 3/31/13

--------------------------------------------------------------------------------------
 Shares                                                                 Value
--------------------------------------------------------------------------------------
              Consumer Finance -- 2.2%
    688,000   Discover Financial Services, Inc.                         $   30,849,920
--------------------------------------------------------------------------------------
              Investment Banking & Brokerage -- 2.8%
    270,500   The Goldman Sachs Group, Inc.                             $   39,804,075
                                                                        --------------
              Total Diversified Financials                              $  161,620,745
--------------------------------------------------------------------------------------
              INSURANCE -- 7.1%
              Property & Casualty Insurance -- 7.1%
    361,900   ACE, Ltd.                                                 $   32,198,243
    340,800   The Chubb Corp.                                               29,830,224
    448,000   The Travelers Companies, Inc.                                 37,717,120
                                                                        --------------
                                                                        $   99,745,587
                                                                        --------------
              Total Insurance                                           $   99,745,587
--------------------------------------------------------------------------------------
              SOFTWARE & SERVICES -- 3.7%
              Systems Software -- 3.7%
    996,200   Microsoft Corp.                                           $   28,501,282
    714,500   Oracle Corp.                                                  23,106,930
                                                                        --------------
                                                                        $   51,608,212
                                                                        --------------
              Total Software & Services                                 $   51,608,212
--------------------------------------------------------------------------------------
              TECHNOLOGY HARDWARE & EQUIPMENT -- 2.0%
              Communications Equipment -- 2.0%
  1,337,600   Cisco Systems, Inc.                                       $   27,969,216
                                                                        --------------
              Total Technology Hardware & Equipment                     $   27,969,216
--------------------------------------------------------------------------------------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.6%
              Semiconductors -- 1.6%
  1,005,900   Intel Corp.                                               $   21,978,915
                                                                        --------------
              Total Semiconductors & Semiconductor Equipment            $   21,978,915
--------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES -- 3.1%
              Integrated Telecommunication Services -- 2.1%
    389,800   AT&T, Inc.                                                $   14,301,762
    297,400   Verizon Communications, Inc.                                  14,617,210
                                                                        --------------
                                                                        $   28,918,972
--------------------------------------------------------------------------------------
              Wireless Telecommunication Services -- 1.0%
    518,700   Vodafone Group Plc (A.D.R.)                               $   14,736,267
                                                                        --------------
              Total Telecommunication Services                          $   43,655,239
--------------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost $1,102,864,903)                                     $1,392,319,973
--------------------------------------------------------------------------------------
              TOTAL INVESTMENT IN SECURITIES -- 99.5%
              (Cost $1,102,864,903) (a)                                 $1,392,319,973
--------------------------------------------------------------------------------------
              OTHER ASSETS & LIABILITIES -- 0.5%                        $    7,520,098
--------------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%                                $1,399,840,071
======================================================================================

The accompanying notes are an integral part of these financial statements.

                             Pioneer Value Fund | Semiannual Report | 3/31/13 19

(A.D.R.)  American Depositary Receipt.

(a) At March 31, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $1,104,493,194 was as follows:

             Aggregate gross unrealized gain for all investments in which
                there is an excess of value over tax cost                    $295,229,287
             Aggregate gross unrealized loss for all investments in which
                there is an excess of tax cost over value                      (7,402,508)
                                                                             -------------
             Net unrealized gain                                             $287,826,779
                                                                             =============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2013 aggregated $268,877,980 and $365,397,174, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of March 31, 2013, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                             Level 1          Level 2   Level 3   Total
--------------------------------------------------------------------------------
 Common Stocks               $1,392,319,973   $--       $--       $1,392,319,973
--------------------------------------------------------------------------------
    Total                    $1,392,319,973   $--       $--       $1,392,319,973
================================================================================

The accompanying notes are an integral part of these financial statements.

20 Pioneer Value Fund | Semiannual Report | 3/31/13

Statement of Assets and Liabilities | 3/31/13 (unaudited)

ASSETS:
  Investment in securities (cost $1,102,864,903)                $1,392,319,973
  Cash                                                               6,250,735
  Receivables --
     Fund shares sold                                                   48,718
     Dividends                                                       2,632,139
  Prepaid expenses                                                      33,768
-------------------------------------------------------------------------------
        Total assets                                            $1,401,285,333
===============================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                    $      866,917
     Dividends                                                           3,708
  Due to affiliates                                                    475,077
  Accrued expenses                                                      99,560
-------------------------------------------------------------------------------
        Total liabilities                                       $    1,445,262
===============================================================================
NET ASSETS:
  Paid-in capital                                               $1,752,394,108
  Undistributed net investment income                                7,550,554
  Accumulated net realized loss on investments and foreign
     currency transactions                                        (649,559,661)
  Net unrealized gain on investments                               289,455,070
-------------------------------------------------------------------------------
        Total net assets                                        $1,399,840,071
===============================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,384,769,576/105,362,743 shares)          $        13.14
  Class B (based on $2,365,053/197,239 shares)                  $        11.99
  Class C (based on $4,303,503/362,015 shares)                  $        11.89
  Class Y (based on $8,401,939/633,118 shares)                  $        13.27
MAXIMUM OFFERING PRICE:
  Class A ($13.14 (divided by) 94.25%)                          $        13.94
===============================================================================

The accompanying notes are an integral part of these financial statements.

                             Pioneer Value Fund | Semiannual Report | 3/31/13 21

Statement of Operations (unaudited)

For the Six Months Ended 3/31/13

INVESTMENT INCOME:
  Dividends                                                   $ 17,702,328
  Interest                                                           3,153
-----------------------------------------------------------------------------------------
        Total investment income                                              $ 17,705,481
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees
  Basic Fee                                                   $  4,669,014
  Performance Adjustment                                        (1,361,244)
  Transfer agent fees and expenses
     Class A                                                       639,841
     Class B                                                        10,353
     Class C                                                         6,451
     Class Y                                                           667
  Distribution fees
     Class A                                                     1,662,601
     Class B                                                        12,366
     Class C                                                        20,589
  Shareholder communications expense                               458,254
  Administrative reimbursements                                    196,380
  Custodian fees                                                     4,826
  Registration fees                                                 17,082
  Professional fees                                                 34,305
  Printing expense                                                  65,145
  Fees and expenses of nonaffiliated trustees                       23,694
  Miscellaneous                                                     14,291
-----------------------------------------------------------------------------------------
     Total expenses                                                          $  6,474,615
-----------------------------------------------------------------------------------------
     Net expenses                                                            $  6,474,615
-----------------------------------------------------------------------------------------
        Net investment income                                                $ 11,230,866
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                              $  7,632,623
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                 (168)  $  7,632,455
-----------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
     Investments                                              $100,074,365
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies              218   $100,074,583
-----------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                  $107,707,038
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $118,937,904
=========================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Value Fund | Semiannual Report | 3/31/13

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended
                                                             3/31/13          Year Ended
                                                             (unaudited)      9/30/12
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $   11,230,866   $   21,796,168
Net realized gain on investments and foreign
  currency transactions                                           7,632,455       45,985,763
Change in net unrealized gain (loss) on investments and
  foreign currency transactions                                 100,074,583      257,743,790
---------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
        operations                                           $  118,937,904   $  325,525,721
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.11 and $0.18 per share, respectively)       $  (12,010,931)  $  (21,349,076)
     Class C ($0.05 and $0.07 per share, respectively)              (16,953)         (28,134)
     Class Y ($0.13 and $0.22 per share, respectively)              (89,244)        (181,149)
---------------------------------------------------------------------------------------------
        Total distributions to shareowners                   $  (12,117,128)  $  (21,558,359)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                 $    8,505,800   $   14,434,249
Reinvestment of distributions                                    11,461,487       20,222,710
Cost of shares repurchased                                      (91,182,428)    (201,492,304)
---------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from Fund share
        transactions                                         $  (71,215,141)  $ (166,835,345)
---------------------------------------------------------------------------------------------
     Net increase in net assets                              $   35,605,635   $  137,132,017
NET ASSETS:
Beginning of period                                           1,364,234,436    1,227,102,419
---------------------------------------------------------------------------------------------
End of period                                                $1,399,840,071   $1,364,234,436
---------------------------------------------------------------------------------------------
Undistributed net investment income                          $    7,550,554   $    8,485,185
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                             Pioneer Value Fund | Semiannual Report | 3/31/13 23

-------------------------------------------------------------------------------------------
                                '13 Shares   '13 Amount
                                (unaudited)  (unaudited)      '12 Shares    '12 Amount
-------------------------------------------------------------------------------------------
Class A
Shares sold                        598,869   $   7,373,062      1,172,718   $   12,657,719
Reinvestment of distributions      960,530      11,363,079      1,840,145       20,123,847
Less shares repurchased         (7,189,361)    (88,471,467)   (17,384,526)    (195,886,533)
-------------------------------------------------------------------------------------------
     Net decrease               (5,629,962)  $ (69,735,326)   (14,371,663)  $ (163,104,967)
===========================================================================================
Class B
Shares sold or exchanged             4,254   $      46,910          4,222   $       43,561
Less shares repurchased            (54,562)       (612,767)      (114,782)      (1,176,018)
-------------------------------------------------------------------------------------------
     Net decrease                  (50,308)  $    (565,857)      (110,560)  $   (1,132,457)
===========================================================================================
Class C
Shares sold                         31,231   $     349,224         58,056   $      604,405
Reinvestment of distributions        1,469          15,769          2,632           26,124
Less shares repurchased            (56,810)       (618,627)       (81,122)        (822,680)
-------------------------------------------------------------------------------------------
     Net decrease                  (24,110)  $    (253,634)       (20,434)  $     (192,151)
===========================================================================================
Class Y
Shares sold                         59,538   $     736,604         97,611   $    1,128,564
Reinvestment of distributions        6,927          82,639          6,591           72,739
Less shares repurchased           (119,394)     (1,479,567)      (314,637)      (3,607,073)
-------------------------------------------------------------------------------------------
     Net decrease                  (52,929)  $    (660,324)      (210,435)  $   (2,405,770)
===========================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Value Fund | Semiannual Report | 3/31/13

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                   Six Months
                                                   Ended         Year          Year          Year         Year          Year
                                                   3/31/13       Ended         Ended         Ended        Ended         Ended
                                                   (unaudited)   9/30/12       9/30/11       9/30/10      9/30/09       9/30/08
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period               $    12.15    $     9.67    $    10.37    $    10.12   $    11.44    $    18.28
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                            $     0.11    $     0.19    $     0.15    $     0.14   $     0.17    $     0.25
  Net realized and unrealized gain (loss) on
     investments and foreign currency
     transactions                                        0.99          2.47         (0.68)         0.24        (1.29)        (5.47)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations                                       $     1.10    $     2.66    $    (0.53)   $     0.38   $    (1.12)   $    (5.22)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                 (0.11)        (0.18)        (0.17)        (0.13)       (0.20)        (0.25)
  Net realized gain                                        --            --            --            --           --         (1.37)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value         $     0.99    $     2.48    $    (0.70)   $     0.25   $    (1.32)   $    (6.84)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $    13.14    $    12.15    $     9.67    $    10.37   $    10.12    $    11.44
====================================================================================================================================
Total return*                                            9.17%        27.74%(a)     (5.39)%        3.72%       (9.49)%      (30.75)%
Ratio of net expenses to average net assets+             0.95%**       0.99%         1.02%         1.01%        1.06%         0.94%
Ratio of net investment income to average net
  assets+                                                1.67%**       1.63%         1.23%         1.23%        1.89%         1.73%
Portfolio turnover rate                                    43%**         83%           84%          111%          53%           95%
Net assets, end of period (in thousands)           $1,384,770    $1,348,834    $1,211,647    $1,457,472   $1,649,438    $2,082,427
Ratios with reduction for fees paid indirectly:
  Net expenses                                           0.95%**       0.99%         1.02%         1.01%        1.06%         0.94%
  Net investment income                                  1.67%**       1.63%         1.23%         1.23%        1.89%         1.73%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios assuming no reduction for fees paid indirectly.
**  Annualized.
(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended September 30, 2012, the total return would have been 27.58%.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Value Fund | Semiannual Report | 3/31/13 25

--------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year      Year         Year      Year       Year
                                                              3/31/13      Ended     Ended        Ended     Ended      Ended
                                                              (unaudited)  9/30/12   9/30/11      9/30/10   9/30/09    9/30/08
--------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                          $11.07       $ 8.80    $    9.45    $ 9.24    $ 10.47    $ 16.87
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $ 0.02       $ 0.02    $      --    $ 0.01    $  0.06    $  0.11
  Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                          0.90         2.25        (0.65)     0.20      (1.21)     (5.04)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $ 0.92       $ 2.27    $   (0.65)   $ 0.21    $ (1.15)   $ (4.93)
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           --           --           --        --      (0.08)     (0.10)
  Net realized gain                                               --           --           --        --         --      (1.37)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $ 0.92       $ 2.27    $   (0.65)   $ 0.21    $ (1.23)   $ (6.40)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $11.99       $11.07    $    8.80    $ 9.45    $  9.24    $ 10.47
================================================================================================================================
Total return*                                                   8.31%       25.80%(a)    (6.88)%    2.27%    (10.89)%   (31.54)%
Ratio of net expenses to average net assets+                    2.48%**      2.65%        2.62%     2.46%      2.57%      2.06%
Ratio of net investment income (loss) to average net assets+    0.15%**     (0.03)%      (0.37)%   (0.23)%     0.41%      0.60%
Portfolio turnover rate                                           43%**        83%          84%      111%        53%        95%
Net assets, end of period (in thousands)                      $2,365       $2,739    $   3,151    $5,271    $ 8,057    $13,518
Ratios with reduction for fees paid indirectly:
  Net expenses                                                  2.48%**      2.65%        2.62%     2.46%      2.57%      2.04%
  Net investment income (loss)                                  0.15%**     (0.03)%      (0.37)%   (0.23)%     0.41%      0.62%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios assuming no reduction for fees paid indirectly.
**  Annualized.
(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended September 30, 2012, the total return would have been 25.57%.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Value Fund | Semiannual Report | 3/31/13

--------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended        Year       Year       Year     Year       Year
                                                          3/31/13      Ended      Ended      Ended    Ended      Ended
                                                          (unaudited)  9/30/12    9/30/11    9/30/10  9/30/09    9/30/08
--------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                      $10.99       $ 8.76     $  9.43    $ 9.21   $ 10.43    $ 16.84
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                   $ 0.04       $ 0.05     $  0.02    $ 0.01   $  0.08    $  0.10
  Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                      0.91         2.25       (0.63)     0.23     (1.19)     (5.01)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $ 0.95       $ 2.30     $ (0.61)   $ 0.24   $ (1.11)   $ (4.91)
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                    (0.05)       (0.07)      (0.06)    (0.02)    (0.11)     (0.13)
  Net realized gain                                           --           --          --        --        --      (1.37)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $ 0.90       $ 2.23     $ (0.67)   $ 0.22   $ (1.22)   $ (6.41)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $11.89       $10.99     $  8.76    $ 9.43   $  9.21    $ 10.43
==========================================================================================================================
Total return*                                               8.66%       26.38%(a)   (6.53)%    2.65%   (10.51)%   (31.49)%
Ratio of net expenses to average net assets+                1.96%**      2.10%       2.14%     2.16%     2.18%      1.92%
Ratio of net investment income to average net assets+       0.67%**      0.51%       0.11%     0.08%     0.83%      0.76%
Portfolio turnover rate                                       43%**        83%         84%      111%       53%        95%
Net assets, end of period (in thousands)                  $4,304       $4,244     $ 3,560    $4,314   $ 4,371    $ 7,458
Ratios with reduction for fees paid indirectly:
  Net expenses                                              1.96%**      2.10%       2.14%     2.16%     2.18%      1.91%
  Net investment income                                     0.67%**      0.51%       0.11%     0.08%     0.83%      0.77%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios assuming no reduction for fees paid indirectly.
**  Annualized.
(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended September 30, 2012, the total return would have been 26.22%.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Value Fund | Semiannual Report | 3/31/13 27

---------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended        Year       Year       Year      Year       Year
                                                          3/31/13      Ended      Ended      Ended     Ended      Ended
                                                          (unaudited)  9/30/12    9/30/11    9/30/10   9/30/09    9/30/08
---------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                      $12.27       $ 9.76     $ 10.46    $ 10.21   $ 11.54    $  18.42
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                   $ 0.13       $ 0.24     $  0.22    $  0.28   $  0.30    $   0.33
  Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                      1.00         2.49       (0.71)      0.14     (1.38)      (5.54)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $ 1.13       $ 2.73     $ (0.49)   $  0.42   $ (1.08)   $  (5.21)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                    (0.13)       (0.22)      (0.21)     (0.17)    (0.25)      (0.30)
  Net realized gain                                           --           --          --         --        --       (1.37)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $ 1.00       $ 2.51     $ (0.70)   $  0.25   $ (1.33)   $  (6.88)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $13.27       $12.27     $  9.76    $ 10.46   $ 10.21    $  11.54
===========================================================================================================================
Total return*                                               9.34%       28.29%(a)   (4.99)%     4.12%    (9.00)%    (30.50)%
Ratio of net expenses to average net assets+                0.61%**      0.61%       0.61%      0.59%     0.54%       0.53%
Ratio of net investment income to average net assets+       2.03%**      2.01%       1.63%      1.63%     2.51%       2.12%
Portfolio turnover rate                                       43%**        83%         84%       111%       53%         95%
Net assets, end of period (in thousands)                  $8,402       $8,417     $ 8,745    $15,628   $39,120    $112,571
Ratios with reduction for fees paid indirectly:
  Net expenses                                              0.61%**      0.61%       0.61%      0.59%     0.54%       0.53%
  Net investment income                                     2.03%**      2.01%       1.63%      1.63%     2.51%       2.12%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios assuming no reduction for fees paid indirectly.
**  Annualized.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended September 30, 2012, the total return would have been 28.09%.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Value Fund | Semiannual Report | 3/31/13

Notes to Financial Statements | 3/31/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Value Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The current investment objective of the Fund is reasonable income and capital growth. In connection with the reorganization of Pioneer Research Fund with the Fund, shareowners have approved a new investment objective of long-term capital growth, which will be effective at the time of the reorganization. The reorganization is expected to be completed in June 2013.

The Fund offers four classes of shares designated as Class A, Class B, Class C, and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

                             Pioneer Value Fund | Semiannual Report | 3/31/13 29

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At March 31, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend

30 Pioneer Value Fund | Semiannual Report | 3/31/13 data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of March 31, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

                             Pioneer Value Fund | Semiannual Report | 3/31/13 31

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                  $21,558,359
    ----------------------------------------------------------------------------
       Total                                                         $21,558,359
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at September 30, 2012:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                 $   8,436,816
    Capital loss carryforward                                      (655,563,825)
    Unrealized depreciation                                         187,752,196
    ----------------------------------------------------------------------------
       Total                                                      $(459,374,813)
    ============================================================================

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $26,175 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2013.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

32 Pioneer Value Fund | Semiannual Report | 3/31/13

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
    (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets up to $5 billion, 0.575% on the next $5 billion and 0.550% on the excess over $10 billion. The basic fee can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund's Class A shares as compared to the Russell 1000 Value Index. The performance comparison is made for a rolling 36-month period. In addition, Pioneer contractually limits any positive adjustment of the Fund's management fee to 0.10% of the Fund's average daily net assets on an annual basis (i.e., to a maximum annual fee of 0.70% after the performance adjustment). For the six months ended March 31, 2013, the aggregate performance adjustment resulted

                             Pioneer Value Fund | Semiannual Report | 3/31/13 33
in a decrease to the basic fee of $1,361,244. For the six months ended March 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.49% of the Fund's average daily net assets.

In connection with the reorganization of Pioneer Research Fund with the Fund, shareholders have approved a new management fee equal to 0.50% of the Fund's average daily net assets, which will be effective at the time of the reorganization. The reorganization is expected to be completed in June 2013.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $118,880 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2013.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended March 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $452,637
 Class B                                                                   1,272
 Class C                                                                   2,200
 Class Y                                                                   2,145
--------------------------------------------------------------------------------
    Total                                                               $458,254
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $307,928 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at March 31, 2013.

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal

34 Pioneer Value Fund | Semiannual Report | 3/31/13 services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or accountmaintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $48,269 in distribution fees payable to PFD at March 31, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended March 31, 2013, CDSCs in the amount of $1,163 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended March 31, 2013, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is

                             Pioneer Value Fund | Semiannual Report | 3/31/13 35
allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended March 31, 2013, the Fund had no borrowings under the credit facility.

7. Forward Foreign Currency Contracts

At March 31, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. There were no open portfolio or settlement hedges at March 31, 2013.

8. Pending Litigation

The Fund is currently involved in a litigation matter in Germany. A German financial intermediary, now deceased, apparently opened an account in the name of the plaintiffs, a married couple, and later misappropriated the assets. The plaintiffs filed a lawsuit against the Fund and an affiliate seeking recovery for the misappropriated assets, alleging negligence and breach of contract. The Fund believes that these claims are without merit and is defending the matter vigorously. As of March 31, 2013, it is reasonably possible that an adverse outcome may result. Currently, the amount of any judgment cannot reasonably be estimated. Under the terms of an indemnification agreement, PIM and certain affiliates have agreed to indemnify the Fund for its losses and costs related to this litigation should there be an adverse outcome.

36 Pioneer Value Fund | Semiannual Report | 3/31/13

Approval of Current Management Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Value Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the Fund's current investment advisory agreement with PIM (the "Current Management Agreement") for another year. In considering the renewal of the Current Management Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Current Management Agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

                             Pioneer Value Fund | Semiannual Report | 3/31/13 37

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the Current Management Agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2012, and in the fifth quintile of its Morningstar category for the three and five year periods ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered reasons for the underperformance of the Fund relative to its peer group and the steps recently taken by PIM in an effort to improve the performance of the Fund, including changes to the Fund's portfolio management team. The Trustees agreed that they would continue to closely monitor the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Fund's management fee is adjusted upward or downward based on the Fund's performance and considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that the Fund's low management fee and expense ratio relative to other funds in its Morningstar and Strategic Insight peer groups were related to the Fund's underperformance.

38 Pioneer Value Fund | Semiannual Report | 3/31/13

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM under the Current Management Agreement was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the

                             Pioneer Value Fund | Semiannual Report | 3/31/13 39
availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that Current Management Agreement, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the Current Management Agreement.

40 Pioneer Value Fund | Semiannual Report | 3/31/13

Approval of Amended and Restated Management Agreement

At a meeting of the Board of Trustees held on January 15, 2013, the Trustees approved an amended and restated investment advisory agreement for the Fund with PIM (the "Amended Management Agreement"). The Amended Management Agreement replaces the performance-adjusted management fee currently paid by the Fund to PIM with a management fee that is not adjusted based on the Fund's performance. Shareholders approved the Amended Management Agreement at a meeting held on May 7, 2013. Shareholders were asked to approve the Amended Management Agreement to facilitate the reorganization of Pioneer Research Fund with the Fund (the "Reorganization").

In reaching their decision with respect to the Amended Management Agreement, the Trustees requested and obtained from PIM such information as they deemed reasonably necessary to evaluate the Amended Management Agreement. The Trustees also considered information received in connection with the most recent continuation of the Current Management Agreement. As noted above, over a period of several months culminating in their approval of such continuation on November 13, 2012, the Board performed a full annual review of the Current Management Agreement as required by the 1940 Act. The Trustees considered that the Amended Management Agreement would become effective at the time that the Reorganization is consummated. The Reorganization is anticipated to be consummated on or about June 7, 2013.

The Trustees, including all of the Independent Trustees, considered, among other things, various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the Amended Management Agreement. In approving the Amended Management Agreement on January 15, 2013, the Trustees referred to the information they had reviewed and their consideration of these factors in connection with the continuation of the Current Management Agreement on November 13, 2012.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund and that would be provided by PIM to the combined fund, taking into account the investment objective and strategy of the combined fund. The Trustees reviewed the terms of the Amended Management Agreement. The Trustees reviewed PIM's current investment approach for the fund and the investment approach that would be followed for the combined fund upon consummation of the Reorganization. The Trustees also reviewed PIM's research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who would provide investment

                             Pioneer Value Fund | Semiannual Report | 3/31/13 41
management services to the combined fund. The Trustees considered the non-investment resources and personnel of PIM that would be involved in PIM's services to the combined fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations and that PIM would continue to provide those services and resources to the combined fund. The Trustees also considered that, as administrator, PIM would continue to be responsible for the administration of the combined fund's business and other affairs. The Trustees considered the fees to be paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would provide to the combined fund under the Amended Management Agreement were satisfactory and consistent with the terms of the Amended Management Agreement.

Performance of the Fund

The Trustees considered the performance results of the over various time periods. Because the combined fund will have the same investment objective, investment strategies and investment policies as Pioneer Research Fund and be managed by the same investment team that currently manages Pioneer Research Fund, the Trustees also considered the performance results of Pioneer Research Fund, over various time periods. They reviewed information comparing each of the Fund's and Pioneer Research Fund's performance with the performance of its category of funds as classified by Morningstar, and with the performance of each Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2012 and in the fifth quintile of its Morningstar category for the three and five year periods ended June 30, 2012. The Trustees considered that Pioneer Research Fund's annualized total return was in the second quintile of its Morningstar category for the one and three year periods ended June 30, 2012, and in the first quintile of its Morningstar category for the five year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of Pioneer Research Fund supported the approval of the Amended Management Agreement for the combined fund. There can be no assurance that the combined fund will achieve similar performance results as Pioneer Research Fund achieved prior to the Reorganization.

42 Pioneer Value Fund | Semiannual Report | 3/31/13

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its category of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's annual management fee for the twelve months ended June 30, 2012 (0.495%) was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered that the proposed management fee under the Amended Management Agreement (0.50%) also would have been in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered that the proposed management fee is lower than the average annual management fee rate paid by the Fund over the past ten years and only slightly higher than the annual management fee rate paid for the last fiscal year and for the twelve months ended June 30, 2012. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the proposed management fee for the Fund and considered that, under the Amended Management Agreement, PIM would perform additional services for the combined fund that it does not provide to those other clients or services that are broader in scope, including oversight of the for the combined fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the combined fund will be subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the combined fund and PIM's management of the other client accounts. The Trustees concluded

                             Pioneer Value Fund | Semiannual Report | 3/31/13 43
that the proposed management fee payable by the combined fund under the Amended Management Agreement was reasonable in relation to the nature and quality of the services to be provided by PIM to the combined fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-Fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. They also considered the likely impact of the Reorganization on PIM's profitability with respect to the management of the combined fund. The Trustees concluded that it did not appear that PIM's profitability with respect to the management of the combined fund would be unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the funds. Accordingly, the Trustees concluded that economies of scale, if any, would be appropriately shared with the combined fund.

Other Benefits

The Trustees considered the other benefits that PIM would enjoy from its relationship with the combined fund. The Trustees considered the character and amount of fees to be paid by the combined fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the

44 Pioneer Value Fund | Semiannual Report | 3/31/13 likely benefits to the combined fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the combined fund to pay for research and brokerage services. The Trustees considered the intangible benefits to Pioneer by virtue of its relationship with the combined fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the combined fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the Amended Management Agreement, including the fees payable thereunder, was fair and reasonable and voted to approve the Amended Management Agreement, and recommend that shareholders approve the Amended Management Agreement.

                             Pioneer Value Fund | Semiannual Report | 3/31/13 45

Trustees, Officers and Service Providers

Trustees                               Officers
Thomas J. Perna, Chairman              John F. Cogan, Jr., President*
David R. Bock                          Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                        Vice President
Benjamin M. Friedman                   Mark E. Bradley, Treasurer**
Margaret B.W. Graham                   Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Chief Executive Officer of the Fund.
**  Chief Financial and Accounting Officer of the Fund.

46 Pioneer Value Fund | Semiannual Report | 3/31/13

                           This page for your notes.

                             Pioneer Value Fund | Semiannual Report | 3/31/13 47

                    This page for your notes.

48 Pioneer Value Fund | Semiannual Report | 3/31/13

                           This page for your notes.

                             Pioneer Value Fund | Semiannual Report | 3/31/13 49

                    This page for your notes.

50 Pioneer Value Fund | Semiannual Report | 3/31/13

                           This page for your notes.

                             Pioneer Value Fund | Semiannual Report | 3/31/13 51

                           This page for your notes.

52 Pioneer Value Fund | Semiannual Report | 3/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19342-07-0513



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 30, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 30, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 30, 2013

* Print the name and title of each signing officer under his or her signature.